Exhibit 99


                           STATEMENT PURSUANT TO
                          18 U.S.C. SECTION 1350
                              AS REQUIRED BY
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Citizens Financial Services, FSB Employees' Savings & Profit Sharing Plan and Trust (the "Plan") on Form 11-K (the "Report") for the fiscal year ending December 31, 2002, as filed with the Securities and Exchange Commission, each of the undersigned hereby certifies that to the best of his or her knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



June 26, 2003                   /s/ Thomas F. Prisby
                                -----------------------------------
                                Thomas F. Prisby
                                Plan Administrator


June 26, 2003                   /s/ James W. Prisby
                                -----------------------------------
                                James W. Prisby
                                Plan Administrator


June 26, 2003                   /s/ John T. Stephens
                                -----------------------------------
                                John T. Stephens
                                Plan Administrator


June 26, 2003                   /s/ Janice S. Dobrinich
                                -----------------------------------
                                Janice S. Dobrinich
                                Plan Administrator